SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 18, 2004
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


          Massachusetts                 0-13634                04 2744744
(State or other jurisdiction of  (Commission file number)    (IRS employer
 incorporation or organization)                           identification number)



            110 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421-3134
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                          ----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
___Soliciting material pursuant to rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
___Pre-commencement communications pursuant to rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING


On October 18, 2004, MacroChem Corporation (the "Company") received written notice from Nasdaq stating that for the previous 30 consecutive business days the bid price of the Company's common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4). In accordance with Marketplace Rule 4310(c)(8), the company was provided 180 calendar days, or until April 18, 2005, to regain compliance. In order to regain compliance, the company must demonstrate a closing bid price for its common stock of $1.00 per share or more for a minimum of 10 consecutive business days.


The written notice further provided that if compliance with the $1.00 minimum bid price requirement cannot be demonstrated by the company by April 18, 2005, the Nasdaq Staff will grant the Company an additional 180 calendar days to regain compliance if, at that time, the Company meets The Nasdaq SmallCap Market initial listing requirements as set forth in Marketplace Rule 4310(c), except for the $1.00 minimum bid price requirement. The written notice provided that if the Company has not regained compliance with the $1.00 minimum bid price requirement during the second 180 day compliance period, but again satisfies The Nasdaq SmallCap Market initial listing requirements as set forth in Marketplace Rule 4310(c), except for the $1.00 minimum bid price requirement, the Company may be afforded an additional compliance period, up to its next shareholder meeting, provided that the Company commits: (1) to seek shareholder approval for a reverse stock split at or before its next shareholder meeting and (2) to promptly thereafter effect the reverse stock split. Such shareholder meeting must occur no later than October 18, 2006. If the Company fails to regain compliance with the $1.00 minimum bid price requirement and is not eligible for an additional compliance period, the Nasdaq Staff would notify the Company at that time that its securities would be delisted. The Company would have the right to appeal such delisting to the Nasdaq Listing Qualifications Panel.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACROCHEM CORPORATION

Dated:  October 21, 2004         By:/s/ Bernard R. Patriacca
                                 --------------------------------
                                 Name: Bernard R. Patriacca
                                 Title:  Vice President, Chief Financial Officer
                                         and Treasurer